Exhibit 99.1

BOYD GAMING REPORTS THIRD-QUARTER 2024 RESULTS

LAS VEGAS - OCTOBER 24, 2024 - Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the third quarter ended September 30, 2024.

Keith Smith, President and Chief Executive Officer of Boyd Gaming, said: “Our Company continued to produce solid results in the third quarter, as underlying customer trends remained stable. During the quarter, we realized the benefits of our recent investments in our Downtown Las Vegas and Midwest & South segments. These investments produced strong returns, driving revenue and Adjusted EBITDAR gains in both segments. We also benefited from excellent performances in both our Online and Managed businesses, demonstrating the value of our diversified business model. We strengthened our growth pipeline, securing an opportunity to develop a best-in-market casino resort in Norfolk, Virginia, while continuing work on property enhancements nationwide. And we continued our commitment to returning capital to shareholders, repurchasing more than $200 million in shares during the quarter. In all, we are pleased with the ongoing performance of our business and remain focused on enhancing shareholder value.”

Boyd Gaming reported third-quarter 2024 revenues of $961.2 million, up from $903.2 million in the third quarter of 2023. The Company reported net income of $131.1 million, or $1.43 per share, for the third quarter of 2024, compared to $135.2 million, or $1.34 per share, for the year-ago period.

Total Adjusted EBITDAR(1) was $336.6 million in the third quarter of 2024, increasing from $320.8 million in the third quarter of 2023. Adjusted Earnings(1) for the third quarter of 2024 were $139.3 million, or $1.52 per share, compared to $137.3 million, or $1.36 per share, for the same period in 2023.

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

Operations Review

Results in the Las Vegas Locals segment were impacted by continued competitive pressures at the Orleans and Gold Coast, while the balance of the Company’s Las Vegas Locals properties performed in line with the broader same-store market. The Company’s Downtown Las Vegas segment delivered another quarter of strong results, driven by recent property investments and growing Hawaiian visitation. Midwest & South segment results benefited from a record third-quarter performance at Treasure Chest following the opening of its new land-based facility in June, as well as stable same-store performance across the remaining properties in the segment.

The Company’s Online segment produced strong revenue and Adjusted EBITDAR growth during the third quarter, reflecting increased contributions and one-time benefits from the Company’s market-access agreements nationwide. Managed & Other’s performance reflected continued strength at Sky River Casino in northern California.

Dividend and Share Repurchase Update

Boyd Gaming paid a quarterly cash dividend of $0.17 per share on October 15, 2024, as previously announced.

As part of its ongoing share repurchase program, the Company repurchased $202 million in shares of its common stock during the third quarter of 2024. As of September 30, 2024, the Company had approximately $343 million remaining under the current share repurchase authorization.

Balance Sheet Statistics

As of September 30, 2024, Boyd Gaming had cash on hand of $286.3 million, and total debt of $3.1 billion.

Conference Call Information

Boyd Gaming will host a conference call to discuss its third-quarter 2024 results today, October 24, at 5:00 p.m. Eastern.  The conference call number is (800) 836-8184; no passcode is required to join the call. Please join up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at https://investors.boydgaming.com, or https://app.webinar.net/XzoWeDM1KwJ.

A replay will be available by dialing (888) 660-6345 today, October 24, after the conclusion of the call, and continuing through October 31.  The passcode for the replay will be 87460#.  The replay will also be available at https://investors.boydgaming.com.

BOYD GAMING CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands, except per share data)	2024	2023	2024	2023
Revenues
Gaming	$640,528	$641,168	$1,925,486	$1,966,205
Food & beverage	72,728	70,986	222,361	212,936
Room	50,226	48,720	151,768	148,546
Online	141,312	90,288	417,412	298,153
Management fee	21,030	17,153	64,527	54,629
Other	35,422	34,849	107,725	103,611
Total revenues	961,246	903,164	2,889,279	2,784,080
Operating costs and expenses
Gaming	252,213	251,536	749,966	751,330
Food & beverage	62,713	59,672	187,852	177,623
Room	19,674	19,180	57,728	54,880
Online	115,119	79,080	353,269	252,478
Other	12,171	11,549	38,332	34,119
Selling, general and administrative	102,391	99,944	315,709	299,333
Master lease rent expense (a)	28,160	27,236	83,247	81,163
Maintenance and utilities	40,421	41,720	112,111	115,337
Depreciation and amortization	70,344	64,797	198,934	188,577
Corporate expense	27,614	27,872	88,254	88,232
Project development, preopening and writedowns	11,347	2,405	21,954	(11,268)
Impairment of assets	—	—	10,500	4,537
Other operating items, net	(906)	301	4,947	959
Total operating costs and expenses	741,261	685,292	2,222,803	2,037,300
Operating income	219,985	217,872	666,476	746,780
Other expense (income)
Interest income	(392)	(1,585)	(1,241)	(22,445)
Interest expense, net of amounts capitalized	46,208	42,352	131,466	128,933
Other, net	189	(30)	289	596
Total other expense, net	46,005	40,737	130,514	107,084
Income before income taxes	173,980	177,135	535,962	639,696
Income tax provision	(42,852)	(41,902)	(128,516)	(112,278)
Net income	$131,128	$135,233	$407,446	$527,418

Basic net income per common share	$1.43	$1.34	$4.30	$5.16
Weighted average basic shares outstanding	91,863	100,804	94,769	102,139

Diluted net income per common share	$1.43	$1.34	$4.30	$5.16
Weighted average diluted shares outstanding	91,893	100,850	94,807	102,187

__________________________________________

(a) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliation of Adjusted EBITDA to Net Income

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2024	2023	2024	2023
Total Revenues by Segment
Las Vegas Locals	$211,861	$221,833	$662,537	$693,043
Downtown Las Vegas	53,300	49,545	164,532	159,093
Midwest & South	522,400	513,028	1,544,916	1,544,047
Online	141,312	90,288	417,412	298,153
Managed & Other	32,373	28,470	99,882	89,744
Total revenues	$961,246	$903,164	$2,889,279	$2,784,080

Adjusted EBITDAR by Segment
Las Vegas Locals	$96,414	$105,985	$316,105	$350,540
Downtown Las Vegas	16,511	15,857	56,344	57,876
Midwest & South	196,867	190,588	573,316	591,105
Online	26,005	11,005	63,538	45,028
Managed & Other	22,529	18,997	70,450	60,094
Corporate expense, net of share-based compensation expense (a)	(21,694)	(21,611)	(68,444)	(65,314)
Adjusted EBITDAR	336,632	320,821	1,011,309	1,039,329
Master lease rent expense (b)	(28,160)	(27,236)	(83,247)	(81,163)
Adjusted EBITDA	308,472	293,585	928,062	958,166

Other operating costs and expenses
Deferred rent	162	177	486	531
Depreciation and amortization	70,344	64,797	198,934	188,577
Share-based compensation expense	7,540	8,033	24,765	28,050
Project development, preopening and writedowns	11,347	2,405	21,954	(11,268)
Impairment of assets	—	—	10,500	4,537
Other operating items, net	(906)	301	4,947	959
Total other operating costs and expenses	88,487	75,713	261,586	211,386
Operating income	219,985	217,872	666,476	746,780
Other expense (income)
Interest income	(392)	(1,585)	(1,241)	(22,445)
Interest expense, net of amounts capitalized	46,208	42,352	131,466	128,933
Other, net	189	(30)	289	596
Total other expense, net	46,005	40,737	130,514	107,084
Income before income taxes	173,980	177,135	535,962	639,696
Income tax provision	(42,852)	(41,902)	(128,516)	(112,278)
Net income	$131,128	$135,233	$407,446	$527,418

__________________________________________

(a) Reconciliation of corporate expense:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2024	2023	2024	2023
Corporate expense as reported on Condensed Consolidated Statements of Operations	$27,614	$27,872	$88,254	$88,232
Corporate share-based compensation expense	(5,920)	(6,261)	(19,810)	(22,918)
Corporate expense, net, as reported on the above table	$21,694	$21,611	$68,444	$65,314

(b) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliations of Net Income to Adjusted Earnings

and Net Income Per Share to Adjusted Earnings Per Share

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands, except per share data)	2024	2023	2024	2023
Net income	$131,128	$135,233	$407,446	$527,418
Pretax adjustments:
Project development, preopening and writedowns	11,347	2,405	21,954	(11,268)
Impairment of assets	—	—	10,500	4,537
Other operating items, net	(906)	301	4,947	959
Interest income (a)	—	—	—	(14,315)
Other, net	189	(30)	289	596
Total adjustments	10,630	2,676	37,690	(19,491)

Income tax effect for above adjustments	(2,476)	(629)	(8,604)	3,983
Impact of tax valuation allowance	—	—	—	(35,856)
Adjusted earnings	$139,282	$137,280	$436,532	$476,054

Net income per share, diluted	$1.43	$1.34	$4.30	$5.16
Pretax adjustments:
Project development, preopening and writedowns	0.12	0.03	0.23	(0.11)
Impairment of assets	—	—	0.11	0.04
Other operating items, net	(0.01)	—	0.05	0.01
Interest income (a)	—	—	—	(0.14)
Other, net	—	—	—	0.01
Total adjustments	0.11	0.03	0.39	(0.19)

Income tax effect for above adjustments	(0.02)	(0.01)	(0.09)	0.04
Impact of tax valuation allowance	—	—	—	(0.35)
Adjusted earnings per share, diluted	$1.52	$1.36	$4.60	$4.66

Weighted average diluted shares outstanding	91,893	100,850	94,807	102,187

__________________________________________

(a) Adjustment to the expected losses for interest on note receivable.

Non-GAAP Financial Measures

Our financial presentations include the following non-GAAP financial measures:

●	EBITDA: earnings before interest, taxes, depreciation and amortization,
●

Adjusted EBITDA: EBITDA adjusted for deferred rent, share-based compensation expense, project development, preopening and writedown expenses, impairments of assets, other operating items, net, gain or loss on early extinguishments and modifications of debt and other items, net, as applicable,

●	EBITDAR: EBITDA further adjusted for rent expense associated with master leases with a real estate investment trust,
●	Adjusted EBITDAR: Adjusted EBITDA further adjusted for rent expense associated with master leases with a real estate investment trust,
●

Adjusted Earnings: net income before project development, preopening and writedown expenses, impairments of assets, other operating items, net, gain or loss on early extinguishments and modifications of debt, adjustments to the expected losses for interest on note receivable, the release of valuation allowances on deferred tax assets and other non-recurring adjustments, net, as applicable, and,

●	Adjusted Earnings Per Share (Adjusted EPS): Adjusted Earnings divided by weighted average diluted shares outstanding.

Collectively, we refer to these and other non-GAAP financial measures as the “Non-GAAP Measures.”

The Non-GAAP Measures are commonly used measures of performance in our industry that we believe, when considered with measures calculated in accordance with accounting principles generally accepted in the United States (GAAP), provide our investors with a more complete understanding of our operating results and facilitates comparisons between us and our competitors. We provide this information to investors to enable them to perform comparisons of our past, present and future operating results and as a means to evaluate the results of core on-going operations. We have historically reported these measures to our investors and believe that the continued inclusion of the Non-GAAP Measures provides consistency in our financial reporting. We also believe this information is useful to investors in allowing greater transparency related to significant measures used by our management in their financial and operational decision-making, their evaluation of total company and individual property performance, in the evaluation of incentive compensation and in the annual budget process. Management also uses Non-GAAP Measures in the evaluation of potential acquisitions and dispositions. We believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company.

The use of Non-GAAP Measures has certain limitations. Our presentation of the Non-GAAP Measures may be different from the presentation used by other companies and therefore comparability may be limited. While excluded from certain of the Non-GAAP Measures, depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred. Each of these items should also be considered in the overall evaluation of our results. Additionally, the Non-GAAP Measures do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the historical GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance. We do not provide a reconciliation of forward-looking Non-GAAP Measures to the corresponding forward-looking GAAP measure due to our inability to project special charges and certain expenses.

The Non-GAAP Measures are to be used in addition to and in conjunction with results presented in accordance with GAAP. The Non-GAAP Measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. The Non-GAAP Measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding historical GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward-looking Statements and Company Information

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding future performance. These forward-looking statements are based on the current beliefs and expectations of management and involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Many of these risks and uncertainties relate to factors that are beyond Boyd Gaming’s ability to control or estimate precisely. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in the Company's other current and periodic reports filed from time to time with the SEC. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming

Founded in 1975, Boyd Gaming Corporation (NYSE: BYD) is a leading geographically diversified operator of 28 gaming entertainment properties in 10 states, manager of a tribal casino in northern California, and owner and operator of Boyd Interactive, a B2B and B2C online casino gaming business. The Company is also a strategic partner and 5% equity owner of FanDuel Group, the nation's leading sports-betting operator. With one of the most experienced leadership teams in the casino industry, Boyd Gaming prides itself on offering guests an outstanding entertainment experience and memorable customer service.  Through a long-standing company philosophy called Caring the Boyd Way, Boyd Gaming is committed to advancing Corporate Social Responsibility (CSR) initiatives that positively impact the Company's stakeholders and communities.  For additional Company information and press releases, visit https://investors.boydgaming.com.

Financial Contact:	Media Contact:
Josh Hirsberg	David Strow
(702) 792-7234	(702) 792-7386
joshhirsberg@boydgaming.com	davidstrow@boydgaming.com